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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1998 included (or incorporated by reference) in HA-LO Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
December 29, 1998